1 Erba Diagnostics, Inc. September 18, 2012

2 This presentation includes statements that constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , and Erba Diagnostics, Inc . (“ Erba ”) claims the protection of the safe - harbor for forward - looking statements contained in such act . The forward - looking statements in this presentation are also “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward - looking statements . Forward - looking statements are based on current expectations that involve a number of risks and uncertainties . Although Erba believes that the expectations contained in the forward - looking statements are based on reasonable assumptions, there is no assurance that expectations will be attained . Actual results could differ materially from those contemplated in the forward - looking statements as a result of a variety of risks and uncertainties, many of which are outside of the control of management . These risks and uncertainties include, but are not limited to, those relating to : Erba’s relationship with Transasia Bio - medicals Ltd . (“Transasia”), including, without limitation, that such relationship will not result in the expansion of Erba’s customer or geographic markets, create the expected synergies for the companies or otherwise result in Erba achieving improved financial performance or operating results and that Transasia, indirectly through its wholly owned subsidiary, may not exercise any or all of the outstanding warrants to purchase shares of Erba’s common stock or otherwise provide funds to Erba in the future ; the in - vitro diagnostics market and the trends related thereto, including, without limitation, that the in - vitro diagnostics market and consumer demand for in - vitro diagnostics products may not grow at the rates or in the regions anticipated or at all, or they may decrease, and other expectations relating to market and customer segment trends may not be accurate ; Erba’s suite of instrumentation and in - vitro diagnostic kits as well as Erba’s sale strategy with respect to such products, including, without limitation, that Erba may not be successful in marketing its products and that the products may not perform as expected or otherwise be a factor in Erba’s growth ; and Erba’s growth strategy, including, without limitation, that Erba may not be successful in expanding its placement of systems in the United States or internationally, or otherwise achieve organic growth, and that Erba may not be successful in identifying or consummating acquisitions of, or integrating any acquired, businesses or products . Erba also cautions that past performance is not indicative of future results . In addition to the risks and factors identified above, reference is also made to other risks and uncertainties detailed in Erba’s filings with the Securities and Exchange Commission, including, without limitation, those discussed in the “Risk Factors” sections of such filings . Erba does not undertake, and specifically disclaims any obligation, to update or supplement any forward - looking statements, including, without limitation, to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements . Disclaimer

3 • In - Vitro diagnostics business – Natural autoimmune antigens, raw material for the test kits – Instrumentation, including third - party instrumentation – Test kits, focus on autoimmune and infectious disease • Erba is comprised of 3 wholly - owned operating subsidiaries – ImmunoVision, Inc., antigen business based in Springdale, Arkansas – Delta Biologicals S.r.l ., instrumentation business based in Rome, Italy – Diamedix Corporation, test kit business based in Miami , Florida • Diverse product portfolio – 200 FDA cleared products and 400 CE marked products, including OEM products • Markets to hospitals, reference labs and physician owned labs • Transasia, a leading diagnostics company in I ndia, currently owns approximately 78% of Erba – Relationship expected to expand Erba’s customer and geographic markets Company Overview

4 Erba and Transasia Synergies • Transasia is a leading diagnostics company in India – Business segments include clinical chemistry, biochemistry, ESR, hematology, critical care, urine analysis, immunology, molecular diagnostics, electrophoresis, coagulation, and diabetes management – Customers include hospitals, reference labs and clinics – Geographic markets include India, Eastern Europe, the Middle East and South America • Transasia’s financial commitment to Erba – Paid $21 million @ $0.75 per share for 72% of Erba during 2010 – $30 million additional capital commitment during 2011 • $15 million of common stock @ $0.75 per share, of which $5 million has been purchased • $15 million of warrants with an exercise price of $0.75 per share, of which $450,000 has been exercised • Capital may be used for general purposes, including acquisitions • Acquisitions targeting products or businesses with products to be marketed to combined customer base • Expected synergies – Transasia’s customer base expected to have access to Erba’s suite of products, including its immunology platform • Erba’s geographic markets expected to expand into I ndia, Eastern Europe, the Middle East, and South America • Transasia did not have an immunology platform prior to its investment in Erba – Transasia expected to introduce its products into Erba’s sales channel (subject to approvals) • Clinical chemistry, hematology, urine analysis, biochemistry, and microbiology

5 Trading Symbol ERB Corporate Headquarters Miami, FL Stock Price (9 - 4 - 2012), 52 - Week Range $0.49, $0.29 to $0.80 Shares Outstanding (9 - 4 - 2012) 35M Market Capitalization $17M Daily Trading Volume (90 - day average at 9 - 4 - 2012) 4,153 Debt Outstanding (6 - 30 - 2012) $742.50K Cash at 6/30/12 $3.63M Revenue (TTM) $16.83M Insider Ownership ~80% Institutional Ownership ~5% Full - time Employees (12 - 31 - 2011) 87 Fiscal Year End December 31 Key Facts

6 Suresh Vazirani Executive Chairman Suresh Vazirani was appointed to Erba’s Board of Directors and named Executive Chairman of the Board of Directors on September 1, 2010. Since 1985, Mr. Vazirani has been the Chairman and Managing Director of Transasia Bio - Medicals Ltd., a diversified research and development based, export oriented in vitro diagnostics company headquartered in India. Additionally, Mr. Vazirani has served as the Chief Executive Officer of Erba Diagnostics Mannheim GmbH , an in - vitro diagnostics company headquartered in Germany and wholly owned subsidiary of Transasia , since 2002. Kevin D. Clark CEO Kevin D. Clark was named Erba’s President and Chief Executive Officer on September 3, 2010. He has served as Erba’s Chief Operating Officer since September 2007 and as Chief Operating Officer of ImmunoVision since 1987. Mr. Clark served as Erba’s acting Chief Executive Officer from January 2008 to September 2008. He also served as President of ImmunoVision from 1987 through 1995. Mr. Clark was a founding member of the Arkansas Biotech Association and, from 1995 through 2004, served as its Executive Vice President, and in 2002, served as its President. Since 2003, Mr. Clark has served as a member of the Executive Committee of the University of Arkansas Technology Development Foundation, a non - profit foundation for the commercialization of technology developed at the University of Arkansas in Fayetteville. From 2000 to 2003, Mr. Clark was a member of the Advisory Board of Arkansas BioVentures, a state and federally funded incubator program for biotechnology. Management Team

7 • $41.95 billion worldwide market for in-vitro diagnostics products ‒ U.S. makes up approximately 44% of the worldwide in-vitro diagnostics market ‒ Includes all laboratory, hospital-based, and over-the-counter IVD product sales • Estimated to grow to $56.3 billion in 2012 ‒ Asia projected to be the largest growth market for in-vitro diagnostics • Demand for medical testing has increased rapidly in emerging markets ‒ Aging worldwide population has increased the need for near-patient, home, and physician office testing ‒ Top 16 in-vitro diagnostic companies account for 78% of the global market ‒ Major growth in the in-vitro diagnostics industry expected to come from niche players in histology, molecular assays, diabetes, and rapid tests for infectious diseases • Autoimmune market remains a niche market with no single company currently posing a dominant market position Market Overview and Trends Market Overview and Trends

8 Immunoassay Clinical Analyzer Estimated US Market Size Macro Market Trends • Stable but not growing market for in - vitro diagnostics testing • ELISA / EIA and IFA / DFA are still significant portions of the immunoassay market Customer Segment Trends • Automate as much of the immunoassay process as possible • Instrument and assay consolidation • Hospitals pursuing programs to increase revenues and to reduce costs Automated Immunoassay (Integrated Systems) $205M ELISA / EIA $131M Immunoassay $433M IFA / DFA $76M Multiplexing IA $21M

9 Infectious Disease State Estimated US Market Size Macro Market Trends • HIV and STDs remain the market leaders with Women’s Health increasing and HAI decreasing • Growth in infectious disease is specifically driven by molecular diagnostics testing methods • ID Testing has grown at a 16.1% CAGR Customer Segment Trends • Hospitals more likely to adopt molecular methods • Increases patient care and reimbursement • Increases sensitivity and specificity • Lab directors receiving direction to move towards molecular methodologies STD (CT / NG) $1,153M Women's Health $1,019 M Infectious Disease $5,387 M HAI $808 M Other $228 M HIV $2,179M

10 Autoimmunity Disease State Estimated US Market Size Macro Market Trends • ELISA / EIA and IFA / DFA are still significant portions of the IA Market • Multiplexing immunoassay is increasing in share, but only with specific customer demographics • Autoimmunity has grown at a 7.1% CAGR Customer Segment Trends • Hospitals pursuing programs to increase revenues and reduce costs • GPOs considering standardizing ELISA options for members • Customers u nder pressure to decrease send out cost and maximize flexibility for the hospital • Declining FTEs require more automated solutions Thyroid Disease $141 M SLE & Rheumatoid Arthritis $77 M Autoimmunity $285 M Gastrointestinal $46 M Localized $12 M

11 • Diagnostic raw materials, antibodies and antigens – Autoimmune (Systemic L upus, Rheumatoid Factor, etc.) – Infectious (Measles, Mumps, Rubella, Hepatitis, etc.) • Automated instrumentation systems – Proprietary Mago ® Automated ELISA and IFA processor – Supply Agreement with Dynex Technologies to provide DSX™ and DS2™ ELISA • In - vitro diagnostics kits – Autoimmune disease – Infectious disease – Allergy products Product Overview

12 • Diagnostic raw materials – Autoimmune • Native • Recombinant • Antibodies – Infectious • Viral • Recombinant • Antibodies – BioMarkers • Targeting diagnostic companies developing immunoassays • A ntigens • Antibodies Diagnostic Raw Materials

13 Automated Instrumentation • Mago ® Instrumentation Systems – Complete line of fully automated, integrated ELISA and IFA processing systems – Large global installed base of over 600 systems • Dynex DSX ™ and DS2™ instrumentation – Supply agreement with Dynex Technologies • Dynex only manufactures equipment – Proprietary reagent racks have been developed for use with the Dynex instruments – DS2 ™ and DSX™ instruments provide disposable pipette tips and sample identification capability for accounts that require these features, especially for hepatitis and HIV testing • Instrumentation primarily installed in hospitals and reference labs

14 • ELISA Autoimmune Disease Products – 20 FDA approved test kits • A ssays for screening antinuclear antibodies and specific tests to measure antibodies to dsDNA, SSA, SSB, Sm, Sm/RNP, Scl 70, Jo - 1, Rheumatoid Factor, MPO, PR - 3, TPO, TG, and others • Products are used for the diagnosis and monitoring of autoimmune diseases, including Systemic Lupus Erythematosus, or SLE, Rheumatoid Arthritis, Mixed Connective Tissue Disease, Sjogren’s Syndrome, Scleroderma, and Dermatopolymyositis • ELISA Infectious Disease Products – 19 FDA approved test kits; distribute approximately 200 additional FDA approved kits manufactured by third party companies • Toxoplasma IgG, Toxoplasma IgM, Rubella IgG, Rubella IgM, Cytomegalovirus, or CMV, IgG, CMV IgM, Herpes Simplex Virus, or HSV, IgG, HSV IgM, Measles, Varicella Zoster Virus, or VZV, Lyme Disease , H. pylori, Mumps, six different Epstein - Barr Virus kits and others • OEM agreements for more than 400 other products • Provide complete FDA cleared system for equipment and kits – Validation and correlations already completed for customer In Vitro Diagnostic Kits

15 Sales Strategy • U.S. Sales – Direct sales force – Channel Partners • Labsco • Fisher Scientific • International Sales – Direct sales force in Italy and independent sales agents in Western Europe – Network of independent distributors outside Italy – Autoimmune and infectious disease kit menu is supplemented with additional products that are obtained from third party companies – Complete line of allergy products is marketed in Italy – Hepatitis products for international markets • Transasia – Transasia’s customer base expected to have access to Erba’s immunology platform • Prior to its investment in Erba, Transasia did not have an immunology platform • Expected to increase Erba’s presence in India, Eastern Europe, the Middle East , and South America

16 Capitalization Table Equity (100,000,000 authorized) Non - Diluted Shares Avg Price Fully Diluted Common Stock 34,991,554 48,324,887 Stock Options Outstanding $1.29 1,120,870 Warrants, Expire June 2016 $0.75 19,400,000 Total 62,735,403 Debt Principle Balance City National Bank, Secured Revolving Line of Credit $975,000 Total $975,000

17 Balance Sheet Consolidated Balance Sheet June 30, 2012 ASSETS LIABILITIES AND SHAREHOLDERS’ EQUITY Current assets: Current liabilities: Cash and cash equivalents 3,629,302$ Accounts payable 1,952,674$ Accounts receivable, net of allowances for doubtful Accrued license payable 125,765 accounts of $694,011 and $716,599, respectively 5,804,470 Revolving line of credit 609,541 Inventories, net 3,767,094 Accrued expenses and other current liabilities 1,834,632 Other current assets 401,248 Capital lease obligation, current 62,085 Total current assets 13,602,114 Total current liabilities 4,584,697 Other long-term liabilities: Property, plant and equipment, net 1,324,466 Capital lease obligation, long-term 65,249 Equipment on lease, net 540,445 Deferred tax liabilities 460,422 Product license 282,936 Other long-term liabilities 971,769 Goodwill 870,290 Total other long-term liabilities 1,497,440 Restricted deposits 117,661 Other assets 105,740 Shareholders’ equity: Total assets 16,843,652$ Common stock, $0.01 par value, authorized 100,000,000 shares, issued and outstanding 34,991,554 349,915 Additional paid-in capital 46,534,037 Accumulated deficit (35,420,950) Accumulated other comprehensive loss (701,487) Total shareholders’ equity 10,761,515 Total liabilities and shareholders’ equity 16,843,652$

18 Income Statement Consolidated Statements of Operations FY FY Three months Six months 2010 2011 ended 06/30/12ended 06/30/12 Net revenues 17,031,742$ 16,759,773$ 4,374,998$ 8,584,159$ Cost of sales 8,212,678 8,158,463 2,015,080 4,257,366 Gross profit 8,819,064 8,601,310 2,359,918 4,326,793 Operating expenses: Selling and marketing 4,901,855 5,054,179 1,508,527 1,979,627 General and administrative 6,450,807 5,323,908 1,577,071 2,164,742 Research and development 1,639,330 1,451,525 434,867 437,848 Total operating expenses 12,991,992 11,829,612 3,520,465 4,582,217 Loss from operations (4,172,928) (3,228,302) (1,160,547) (255,424) Other income (expense): Interest income (expense) 4,059 8,224 (3,829) (21,996) Gain (loss) on foreign currency trans. 11,169 (198,105) 2,197 (103,194) Other income (expense), net 54,335 167,919 17,548 (1,417) Total other income (expense), net 69,563 (21,962) 15,916 (126,607) (Loss) before income taxes (4,103,365) (3,250,264) (1,144,631) (382,031) (Provision)/benefit for income taxes 111,314 (27,435) 377,146 (55,104) Net (loss) (4,214,679)$ (3,222,829)$ (767,485)$ (437,135)$

19 Growth Strategy • Continue efforts to expand placement of systems in the USA − Currently 250 systems placed in the USA under a Reagent Rental Agreement • Reagent Rental Agreement places equipment with no up - front cost to customers who agree to purchase test kits from Erba − 12% system expansion target per year in the USA • Systems currently generate an average of $30K in test kit revenue per year • Acquisitions − Targets that could speed introduction of Transasia’s products into the USA − Complimentary product lines • Sales of Erba’s products in Transasia’s sales channel − Begins Q3 2012 − Transasia’s customer base is roughly 5 times greater than Erba’s • Targeting 25% Gross Margins on sales in Transasia’s sales channel

20 • In - Vitro diagnostics business with a h igh degree of vertical integration – ImmunoVision manufactures natural autoimmune antigens – Delta Biologicals designs and develops proprietary instrumentation and software – Diamedix develops and manufactures ELISA test kits • Erba has a diverse product portfolio of more than 400 products – Geographically diverse customer base with expanding product offerings – Includes third party and OEM products • Continue towards goal to be a leader in the diagnostics industry – Working capital – Synergistic acquisitions – Transasia’s sales channel Summary